UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

current report
pursuant to section 13 or 15(D)
of the securities exchange act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

Bayview Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41890	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BAYAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BAYA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	BAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 1 is being filed to amend Item 3.01 of the Current Report on Form 8-K filed by Bayview Acquisition Corp, a Cayman Islands exempted corporation, with the Securities and Exchange Commission on February 20, 2026 (the “Original Form 8-K”) to include additional information regarding the contents of the Notice (as defined in the Original Form 8-K), which was inadvertently omitted from the Original Form 8-K. Item 3.01 of the Original Form 8-K is hereby restated in its entirety.

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in Bayview Acquisition Corp’s, a Cayman Islands exempted corporation (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2025, the Company received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5450(b)(2)(A) (“the MVLS Rule”), which requires the Company to maintain a minimum Market Value of Listed Securities of $50.0 million.

On February 19, 2026, the Company received a written notice (the “Notice”) from the Staff notifying the Company that the Company has not regained compliance with the MVLS Rule, and also that the Company is not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Minimum Public Holders Rule”), which requires the Company to maintain a minimum of 400 total shareholders for continued listing, and Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”), which requires the Company to hold an annual meeting of shareholders within twelve months of the end of its fiscal year. Accordingly, the Staff determined that the Company’s securities will be delisted from The Nasdaq Global Market unless the Company requests an appeal of this determination by February 26, 2026. The Notice states that if the Company does not appeal the Staff’s delisting determination by that date, trading of the Company’s common stock will be suspended at the opening of business on March 2, 2026, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company intends to appeal the Staff’s delisting determination to a Nasdaq Hearings Panel (the “Panel”) by February 26, 2026, and a hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. However, there can be no assurance that such appeal would be successful.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations, including the Company’s ability to successfully appeal a delisting determination and the Company’s ability to resolve the deficiency under the MVLS Rule, the Minimum Public Holders Rule, and the Annual Meeting Rule. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW ACQUISITION CORP

Date: February 24, 2026	By:	/s/ Xin Wang
	Name:	Xin Wang
	Title:	Chief Executive Officer

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